UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2021
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Better Choice Company Inc.
(Exact name of Registrant as Specified in its Charter)
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Delaware	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
12400 Race Track Road
Tampa, Florida 33626
(Address of Principal Executive Offices) (Zip Code)
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(Registrant's Telephone Number, Including Area Code): (646) 846-4280
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement

On February 17, 2021, we entered into an investor relations consulting agreement (the “EMC Agreement”) with Emerging Markets Consulting (“EMC”) to serve as our investor relations firm for a period of three months. Under the EMC Agreement, EMC’s responsibilities will include advising and assisting the company in improving our visibility and brand awareness with both the institutional and retail investment communities. As compensation for the services under the EMC Agreement, we agreed to pay EMC a cash fee of $170,000.00.

Additionally, on February 17, 2021, we entered into a digital media marketing agreement (the “WM Agreement”) with Winning Media LLC (“WM”) to serve as our digital marketing consulting for a period of three months. Pursuant to the WM Agreement, WM’s responsibilities will include assisting us with our strategic digital media, marketing, and data analytics. As compensation for the services under the WM Agreement, we agreed to pay WM a cash fee of $130,000.00.

The foregoing description of the terms of the EMC Agreement and the WM Agreement is qualified in its entirety by reference to the provisions of the EMC Agreement and WM Agreement which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report and incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits
(d)Exhibits.

Exhibits	Description

10.1	Agreement effective as of February 23, 2021 by and between Emerging Media Consulting, a Florida limited liability company, and Better Choice Company, Inc.
10.2	Terms and Conditions for Winning Media LLC effective as of February 17, 2021 by and between Winning Media LLC and Better Choice Company, Inc.
99.1	Press release dated February 17, 2021.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Better Choice Company Inc.

	By:	/s/ Scott Lerner
	Name:	Scott Lerner
	Title:	Chief Executive Officer

February 18, 2021
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